SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

-----------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                                                                                                  September 14, 2007

Dalrada Financial Corporation
- -----------------------------------------------------------------------------------------------------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)

Delaware                                                  7363                                                     38-3713274
- ----------------------------------------------------------------------------------------------------------------------------------------------------------------------------
(State or Other Jurisdiction                          (Commission                                                                 (IRS Employer
of Incorporation)                                                                      File Number)                                                            Identification No.)

9449 Balboa Avenue, Suite 211, San Diego, CA                                         92123
- ---------------------------------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                                                           (Zip Code)

Registrant's telephone number, including area code: (858) 427-8700
----------------------------------------------------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
        240.14d-2(b)).

___  Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR
         240.13e-4(c)).

ITEM
7.01.	Regulation FD Disclosure

Satisfaction of Lien

On or about September 10, 2007 Dalrada satisfied the Longview Fund’s and the related debt holder’s (together called the “Debt Holders”) Lien on its assets which was filed as part of its February 13, 2006 funding.  The transfer of Dalrada’s assets to the Debt Holders was also completed on or about September 10, 2007.  The consideration given for the transfer of Dalrada’s asset was the elimination of $7.4 million in convertible notes held by the Debt Holders (see below schedule).   Concurrently, Dalrada withdrew its Form SB2 filed on January 31, 2007 which was registering the shares underlying the convertible debt

Dalrada does not have the resources to satisfy its remaining outstanding claims and is therefore evaluating its options including the declaration of bankruptcy, obtaining capital from other sources and other strategic alternatives.

SECURED CREDITOR	APPROXIMATE PRINCIPAL AMOUNT OF SECURED CONVERTIBLE NOTE ISSUED ON FEBRUARY 13, 2006
LONGVIEW FUND, LP 600 Montgomery Street, 44th Floor San Francisco, CA 94111 Fax: (415) 981-5301	$3,500,000.00
LONGVIEW FUND, LP 600 Montgomery Street, 44th Floor San Francisco, CA 94111 Fax: (415) 981-5301	$261,707.00
LONGVIEW EQUITY FUND, LP 600 Montgomery Street, 44th Floor San Francisco, CA 94111 Fax: (415) 981-5301	$1,005,000.00
LONGVIEW INTERNATIONAL EQUITY FUND, LP 600 Montgomery Street, 44th Floor San Francisco, CA 94111 Fax: (415) 981-5301	$495,000.00
ALPHA CAPITAL AKTIENGESELLSCHAFT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 011-42-32323196	$492,426.00
BALMORE, S.A. P.O. Box 146, Road Town Tortola, BVI Fax:	$1,380,960.00
HOWARD SCHRAUB c/o G. Howard Associates Inc. 525 East 72nd Street New York, NY 10021 Fax: (212) 737-7467	$300,000.00
TOTAL	$7,435,093.00

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ Brian Bonar               Chairman of the Board of Directors,                September 14, 2007
Brian Bonar                     Chief Executive Officer, and
                                          (Principal Executive Officer)

/s/ Stanley A. Hirschman           Director                                                 September 14, 2007
Stanley A. Hirschman

{For operator; do not remove this hidden text: ToC is made up of Headings 1 and 2 plus the field codes from Heading 3. That’s because most paragraphs at level 3 have no text to put in the ToC; the field codes are there for those paragraphs that do have ToC text.  So when updating the ToC check the contents of the field code, i.e. should “5.1.1  Consent” become “5.2.1  Consent of Buyer” or whatever.}